Notes Payable - Floor Plan (FY)	9 Months Ended	12 Months Ended
	Jun. 30, 2020	Sep. 30, 2019
Line of Credit Facility [Abstract]
Notes Payable - Floor Plan
7.	Notes Payable — Floor Plan

The Company maintains an ongoing wholesale marine products inventory financing program with a syndicate of banks. The program is administered by Wells Fargo Commercial Distribution Finance, LLC (“Wells Fargo”). On February 11, 2020, in connection with the Offering, the Company and certain of its subsidiaries entered into the Sixth Amended and Restated Inventory Financing Agreement (the “Inventory Financing Facility”) and, among other things, permitted certain payments and transactions in connection with the Offering, including payments under the Tax Receivable Agreement. The maximum borrowing amount available, interest rates and the termination date of the agreement remained unchanged. The Inventory Financing Facility is used to purchase new and pre-owned inventory (boats, engines, and trailers). The outstanding balance of the facility was $176.1 million and $225.4 million, as of June 30, 2020 and September 30, 2019, respectively.

Interest on new boats and for rental units is calculated using the one month London Inter-Bank Offering Rate (“LIBOR”) plus an applicable margin of 2.75% to 5.00% depending on the age of the inventory. Interest on pre-owned boats is calculated at the new boat rate plus 0.25%. Wells Fargo will finance 100.0% of the vendor invoice price for new boats, engines and trailers. As of June 30, 2020 the interest rate on the Inventory Financing Facility ranged from 2.91% to 5.16% for new inventory and 3.16% to 5.41% for pre-owned inventory. As of September 30, 2019 the interest rate on the Inventory Financing Facility ranged from 4.77% to 7.02% for new inventory and 5.02% to 7.27% for pre-owned inventory. Borrowing capacity available at June 30, 2020 and September 30, 2019 was $216.4 million and $67.1 million, respectively.

OneWater LLC [Member]
Line of Credit Facility [Abstract]
Notes Payable - Floor Plan
12	Notes Payable — Floor Plan

The Company maintains an ongoing wholesale marine products inventory financing program with a syndicate of banks and administered by Wells Fargo Commercial Distribution Finance, LLC (Wells Fargo). The facility provides a capacity of $292.5 million and $275.0 million, to purchase new and used inventory (boats, engines, and trailers), as of September 30, 2019 and 2018, respectively. The outstanding balance of the facility was $225.4 million and $157.5 million, as of September 30, 2019 and 2018, respectively. Interest on new boats is calculated using the one month LIBOR rate plus an applicable margin of 2.75% to 5.00% depending on the days the boat has been in inventory. Interest on pre-owned boats is calculated at the new boat rate plus 0.25%. Wells Fargo will finance 100.0% of the vendor invoice price for new boats, engines and trailers. The advances are subject to a curtailment payment of 2.5% at 180 days and an additional 3.0% each month thereafter. All boats and engines are on a pay as sold program. Trailers are on a scheduled liquidation program and are paid in 1/3 increments at 90, 120 and 150 days on inventory. All unsold financed units are held as collateral.